Commitments and Contingencies	9 Months Ended	12 Months Ended
	Oct. 28, 2012	Jan. 29, 2012
Commitments and Contingencies

NOTE 11 — COMMITMENTS AND CONTINGENCIES

Internal Revenue Service

HD Supply carried back tax net operating losses (“NOL”) from its tax years ended on February 3, 2008 and February 1, 2009 to taxable years during which the Company was a member of Home Depot’s U.S. federal consolidated group. As a result of those NOL carrybacks, Home Depot received cash refunds from the IRS in the amount of approximately $354 million. Under an agreement (the “Agreement”) between HDS Investment Holding Inc. (the Company’s ultimate parent corporation) and Home Depot, Home Depot paid to the Company the refund proceeds resulting from the NOL carrybacks.

In connection with an audit of the Company’s U.S. federal income tax returns filed for the tax years ended on February 3, 2008 and February 1, 2009, the IRS has disallowed certain deductions claimed by the Company. During fiscal 2012, the IRS issued a formal Revenue Agents Report challenging approximately $299 million (excluding interest) of the cash refunds resulting from the Company’s NOL carrybacks. As of October 28, 2012, the Company estimates the interest to which the IRS would be entitled, if successful in all claims, to be approximately $36 million. If the IRS is ultimately successful with respect to the proposed adjustments, the Company, pursuant to the terms of the Agreement, would be required to pay Home Depot an amount equal to the disallowed refunds plus related interest. If the IRS is successful in defending its positions with respect to the disallowed deductions, certain of those disallowed deductions may be available to the Company in the form of increases in the Company’s deferred tax assets by approximately $231 million before valuation allowance.

The Company believes that its positions with respect to the deductions and the corresponding NOL carrybacks are supported by, and consistent with, applicable tax law. In collaboration with Home Depot, the Company has challenged the IRS’ proposed adjustments by filing a formal protest with the Office of Appeals Division within the IRS. During the administrative appeal period and as allowed under statute, the Company intends to vigorously defend its positions rather than pay any amount related to the adjustments. In the event of an unfavorable outcome at the Office of Appeals, the Company will strongly consider litigating the matter in U.S. Tax Court. The unpaid assessment would continue to accrue interest at the statutory rate until resolved. If the Company is ultimately required to pay a significant amount to Home Depot (or the IRS) related to the proposed IRS adjustments pursuant to the terms of the Agreement, the Company’s cash flows, future results of operations and financial positions could be affected in a significant and adverse manner.

See Note 8, Income Taxes, for further disclosures on the Company’s income taxes.

Legal Matters

HD Supply is involved in various legal proceedings arising in the normal course of its business. The Company establishes reserves for litigation and similar matters when those matters present loss contingencies that it determines to be both probable and reasonably estimable in accordance with ASC 450, Contingencies. In the opinion of management, based on current knowledge, all reasonably estimable and probable matters are believed to be adequately reserved for or covered by insurance. For all such other matters, management believes the possibility of losses from such matters are remote or such matters are of such kind or involve such amounts that would not have a material adverse effect on the financial position, results of operations or cash flows of the Company if disposed of unfavorably.

NOTE 14—COMMITMENTS AND CONTINGENCIES

Lease Commitments

HD Supply occupies certain facilities and operates certain equipment and vehicles under leases that expire at various dates through the year 2027. In addition to minimum rentals, there are certain executory costs such as real estate taxes, insurance, and common area maintenance on most of its facility leases. Expense under these leases totaled $151 million, $153 million, and $161 million in fiscal 2011, fiscal 2010, and fiscal 2009, respectively. Capital leases currently in effect are not material.

Future minimum aggregate rental payments under non-cancelable operating leases as of January 29, 2012 are as follows (amounts in millions):

Fiscal Year	Operating Leases
2012	$126
2013	102
2014	78
2015	54
2016	36
Thereafter	86

Total	$482

The Company subleases certain leased facilities to third parties. Total future minimum rentals to be received under non-cancelable subleases as of January 29, 2012 are approximately $19 million. These subleases expire at various dates through the year 2023.

Purchase Obligations

As of January 29, 2012, the Company has agreements in place with various vendors to purchase goods and services, primarily inventory, in the aggregate amount of $671 million. These purchase obligations are generally cancelable, but the Company has no intent to cancel. Payment is due during fiscal 2012 for these obligations.

Internal Revenue Service

The Internal Revenue Service has issued notices of proposed adjustments that propose to disallow certain of the Company’s deductions and the carryback of certain of its net operating losses to taxable years during which the Company was a member of The Home Depot, Inc.’s U.S. federal consolidated income tax return. The Internal Revenue Service is expected to issue in the near future a letter that proposes to assess tax liabilities from such proposed adjustments. The Company is estimating such letter will contain a proposed assessment of tax liabilities for approximately $322 million to $325 million, including accrued interest. The Company believes that the deductions it reported on the tax returns in question and carryback of the net operating losses are accurate and appropriate. Therefore, the Company intends to challenge any proposed assessment by filing a formal protest with the Appeals Division of the Internal Revenue Service. During the protest period, the Company intends to vigorously defend its positions rather than pay any proposed assessments. If the Company is ultimately required to pay any such proposed assessments, it could incur significant liabilities and its cash flows, future results of operations and financial position could be affected in a significant and adverse manner. The carryback of the net operating losses was made in accordance with (and subject to the terms of) an agreement entered into between the Company’s ultimate parent corporation, HDS Investment Holding, Inc., and The Home Depot, Inc.

Legal Matters

HD Supply is involved in various legal proceedings arising in the normal course of its business. The Company establishes reserves for litigation and similar matters when those matters present loss contingencies that it determines to be both probable and reasonably estimable in accordance with ASC 450, Contingencies. In the opinion of management, based on current knowledge, all reasonably estimable and probable matters are believed to be adequately reserved for or covered by insurance and disclosed herein. For all such other matters, management believes the possibility of losses from such matters are remote or such matters are of such kind or involve such amounts that would not have a material adverse effect on the financial position, results of operations or cash flows of the Company if disposed of unfavorably.